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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 17, 2001
    ------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                             TranSwitch Corporation
    ------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)


             0-25996                                    06-1236189
             -------                                    ----------
      (Commission File Number)              (IRS Employer Identification Number)


                             Three Enterprise Drive
                           Shelton, Connecticut 06484
    ------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (203) 929-8810
    ------------------------------------------------------------------------
               Registrant's telephone number, including area code


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ITEM 5.  Other Events.
         ------------

         On September 17, 2001, TranSwitch Corporation issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits.
             ---------

             Exhibit 99.1, TranSwitch Corporation Press Release dated September 17, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TRANSWITCH CORPORATION
                                  (Registrant)

October 2, 2001                   By /s/ Peter J. Tallian
                                     -------------------------
                                     Peter J. Tallian
                                     Senior Vice President and Chief
                                     Financial Officer and Treasurer
                                     (Principal Financial Officer and
                                     Principal Accounting Officer)


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                                  Exhibit Index
                                  -------------

Exhibit No.       Description
-----------       -----------
99.1              TranSwitch Corporation Press Release dated September 17, 2001.



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